SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 17, 1999
                                                        -----------------

                          GIGA INFORMATION GROUP, INC.
              ----------------------------------------------------
              Exact name of registrant as specified in its charter


   Delaware                     File No. 0-21529                   06-1422860
---------------                 ----------------                ----------------
(State or other                   (Commission                   (I.R.S. Employer
jurisdiction or                       File                       Identification
 organization)                       Number)                         Number)


       One Longwater Circle,
       Norwell, MA                                               02061
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (781) 982-9500
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)




NYFS07...:\54\47954\0001\2579\FRM2179M.380

Item 5.     Other Events

            Filed herewith is a copy of the Giga Information Group, Inc. (the "Company") Press Release, dated February 17, 1999, announcing its results of operations for the three and twelve months ended December 31, 1998. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for an entire fiscal year or any other interim period.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

               (a)  Financial Statements of business acquired:

                    Not applicable.


               (b)  Pro Forma financial information:

                    Not applicable.


               (c)  Exhibit:

                    (99) Press Release, dated February 17, 1999






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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      GIGA INFORMATION GROUP, INC.

                                      By: /s/ Daniel M. Clarke
                                          -------------------------------
                                          Daniel M. Clarke
                                          Senior Vice President and
                                           Chief Financial Officer


Date:  February 18, 1999











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
                          GIGA INFORMATION GROUP, INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                         Description
-----------                         -----------

  (99)                 Press Release, dated February 17, 1999

















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